Revenue	12 Months Ended
Dec. 31, 2025
Revenue
Revenue

24. Revenue

Revenues for the years ended December 31, 2025, 2024, and 2023 were generated solely by the Hydrocarbon Right and four different customers.  There were no revenues attributable to the Geothermal Right.  Revenue fluctuations are a normal part of SFD® survey system sales and can vary significantly year-over-year.

	2025	2024	2023
Asia	$2,886,268	$644,294	$2,145,716
Africa	13,465,018	-	-
Total International	16,351,286	644,294	2,145,716
Canada	-	-	-
	16,351,286	644,294	2,145,716

At December 31, 2025, $1,046,502 (US$762,590) of the remaining performance obligations for two customers remain unsatisfied.  The Company expects to realize these unsatisfied performance obligations by June 30, 2026.

Revenue generated by one customer in each year was as follows, 82% in 2025, 73% in 2024, and 100% in 2023.  The $1,519,845 overdue accounts receivable for greater than 180 days as at December 31, 2025, is with one customer (Note 4).